UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2007 (September 14, 2007)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations	212-836-2674
Office of the Secretary	212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective September 14, 2007, the Board of Directors of Alcoa Inc. (“Alcoa”) amended Alcoa’s By-laws to require 90 days advance notice of shareholder proposals to be considered at an annual meeting (other than director nominations, which are subject to the advance notice and other requirements contained in Article EIGHTH of Alcoa’s Articles, and excluding matters to be considered pursuant to Alcoa’s notice of meeting or brought by or at the direction of the Board of Directors) and to add procedural rules for special shareholders meetings. The By-law amendments are contained in new Article II, Section 4 and revised Article III, Section 3 of the By-laws.

Under the advance notice provision, to be timely, a shareholder’s notice of a proposal as described above must be delivered to the Secretary at Alcoa’s principal executive offices not later than ninety days before the anniversary date of the immediately preceding annual meeting and must contain specified information regarding the proposal and the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made.

Under the procedural rules for special shareholders meetings, except as otherwise required by law or Alcoa’s Articles, only such business may be conducted at a special shareholders meeting as has been brought before the meeting pursuant to Alcoa’s notice of meeting or by or at the direction of the Board of Directors.

The By-law amendments do not affect any rights (i) of shareholders to request inclusion of proposals in Alcoa’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the time limits for notice of such proposals as provided under Rule 14a-8 under the Exchange Act, or (ii) of the holders of any series of preferred stock to elect directors under specified circumstances.

The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the amended By-laws attached hereto as Exhibit 3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

3	By-laws of Alcoa Inc., as amended effective September 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Name:	Lawrence R. Purtell
Title:	Executive Vice President and General Counsel

Date: September 20, 2007

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EXHIBIT INDEX

Exhibit No.	Description
3	By-laws of Alcoa Inc., as amended effective September 14, 2007.

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